  Exhibit 99.1

NEWS RELEASE

CONTACT: Michael Budnitsky
Chief Executive Officer
818-591-9800

UNICO AMERICAN CORPORATION REPORTS
FIRST QUARTER 2021 FINANCIAL RESULTS

Calabasas, CA, May 17, 2021 – Unico American Corporation (NASDAQ: “UNAM”) (“Unico” or the “Company”), announced today its consolidated financial results for the three months ended March 31, 2021. For the three months ended March 31, 2021, net income was $2,267,703 ($0.43 diluted income per share) compared to net loss of $1,043,826 ($0.20 diluted loss per share) for the three months ended March 31, 2020. Book value per share was $6.84 and $6.60 at March 31, 2021, and December 31, 2020, respectively.

Results of Operations

	Three Months Ended March 31
			Increase (Decrease)
	2021	2020	$	%

Gross written premium	$10,482,545	$9,206,886	$1,275,659	14%
Net realized gains on real estate sale	$3,693,858	-	$3,693,858	100%
Net investment income	$514,723	$520,692	$(5,969)	(1)%
Gross commissions and fees	$433,461	$469,069	$(35,608)	(8)%
Losses and loss adjustment expenses	$5,585,213	$5,877,385	$(292,172)	(5)%
Policy acquisition costs	$1,021,965	$1,144,425	$(122,460)	(11)%
Salaries and employee benefits	$1,128,090	$1,122,499	$5,591	0%
Other operating expenses	$1,173,479	$980,415	$193,064	20%
Income tax benefit (expense)	$(274,636)	$101,672	$(376,308)	(370)%

The increase in gross written premium (direct and assumed written premium before cessions to reinsurers under reinsurance treaties) during the three months ended March 31, 2021, was due primarily to growth in the Company’s Transportation vertical, transacted by its wholly owned subsidiary Crusader Insurance Company (“Crusader”). The Transportation vertical transacts insurance primarily for long-haul trucking operations that are domiciled in California. The growth in the Company’s Transportation vertical was partially offset by coronavirus-related contraction in the Mainstreet (which were formerly referred to as Food, Beverage and Entertainment and Garage and Mercantile) underwriting vertical for Crusader.

The increase in net realized gains on real estate sale during the three months ended March 31, 2021, was due to the sale of the building in which the Company’s corporate headquarters are located (the “Calabasas Building”) on February 12, 2021. The Company recognized a gain of $3,693,858 on the sale of the Calabasas Building.

The decrease in net investment income during the three months ended March 31, 2021, was due primarily to a decrease in market yields.

The decrease in gross commission and fees during the three months ended March 31, 2021, was due primarily to decreases in property and casualty insurance policy fee income and health insurance program commission income as a result of decrease in the number of issued policies.

The decrease in loss and loss adjustment expenses during the three months ended March 31, 2021, was due primarily to reductions in the incurred but not reported reserves associated with Transportation and Buildings verticals due to positive claims emergence partially offset by higher severity of property claims related to Crusader's underwriting activities in the Building and Mainsteet verticals, associated with fire losses. The loss and LAE ratio, expressed as a percentage of earned premiums, equaled 85% in the three months ended March 31, 2021, unchanged from 85% in the year-ago period.

The decrease in policy acquisition costs during the three months ended March 31, 2021, was due primarily to higher ceding commission Crusader received on premium ceded to its reinsurers.

The negligible increase in salaries and employee benefits during the three months ended March 31, 2021, was due primarily to increases in executive compensation and increases in employee benefits due to higher medical insurance rates.

The increase in other operating expenses during the three months ended March 31, 2021, was due primarily to an increase in fees associated with the reinsurance arrangement with United Specialty Insurance Company, an increase in insurance costs, an increase in communication costs, and an increase in rent expense as the Company started paying rent on its corporate headquarters to the new owner of the Calabasas Building during the three months ended March 31, 2021.

Income tax expense was $274,636 (11% of pre-tax income) for the three months ended March 31, 2021, and income tax benefit was $101,672 (9% of pre-tax loss) for the three months ended March 31, 2020.

Management Commentary

"Our sales were better than expected as a result of growth in our Transportation vertical where we currently see opportunities. The completed sale of our building allowed us to focus more on our core operations and to reposition our portfolio for improvements in investment income. Unfortunately, this quarter had some large fire losses, which led us to the underwriting loss; in fact, fire losses on just five claims exceeded total property losses of any quarter of 2020. We are in the business of paying claims to our policyholders, and while the frequency and randomness of fire losses is difficult to predict, we are focused on continually improving our underwriting results over time. We remain committed to executing our business plan to return the company to profitability," said Michael Budnitsky, Unico's Interim President and Chief Executive Officer.

Definitions and Non-GAAP Financial Measures

Written premium is a non-GAAP financial measure that is defined, under the statutory accounting practices prescribed or permitted by the California Department of Insurance, as the contractually determined amount charged by the insurance company to the policyholder for the effective period of the contract based on the expectation of risk, policy benefits, and expenses associated with the coverage provided by the terms of the policies. Written premium is a required statutory measure. Written premium is defined under U.S. generally accepted accounting principles (“GAAP”) in Accounting Standards Codification Topic 405, “Liabilities,” as “premiums on all policies an entity has issued in a period.” Earned premium, the most directly comparable GAAP measure to written premium, represents the portion of written premium that is recognized as income in the financial statements for the period presented and earned on a pro-rata basis over the terms of the policies. Written premium is intended to reflect production levels and is meant as supplemental information and not intended to replace earned premium. Such information should be read in conjunction with the GAAP financial results.

The following is a reconciliation of gross written premium (direct and assumed written premium ceded to reinsurers) to net earned premium (after premium ceded to reinsurers):

	Three Months Ended March 31
	2021	2020

Direct written premium	$10,176,863	$9,206,886
Assumed written premium	305,682	-
Less: written premium ceded to reinsurers	(2,779,992)	(1,979,127)
Net written premium	7,702,553	7,227,759
Change in direct unearned premium	(883,694)	(297,061)
Change in assumed unearned premium	(211,216)	-
Change in ceded unearned premium	(3,883)	(19,564)
Net earned premium	$6,603,760	$6,911,134

About Unico

Headquartered in Calabasas, California, Unico is an insurance holding company whose subsidiaries underwrite and market property and casualty insurance, and transact health insurance, insurance premium financing and membership association services. Since 1985, the majority of Unico’s financial activity has been related to the operations of its subsidiary, Crusader. For more information concerning Crusader, please visit Crusader’s website at www.crusaderinsurance.com.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended (or “the Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (or “the Exchange Act”). In this context, forward-looking statements are not historical facts and include statements about the Company’s plans, objectives, beliefs and expectations. Forward-looking statements include statements preceded by, followed by, or that include the words “believes,” “expects,” “anticipates,” “seeks,” “plans,” “estimates,” “intends,” “projects,” “targets,” “should,” “could,” “may,” “will,” “can,” “can have,” “likely,” the negatives thereof or similar words and expressions.

Forward-looking statements are only predictions and are not guarantees of future performance. These statements are based on current expectations and assumptions involving judgments about, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the Company’s control. These predictions are also affected by known and unknown risks, uncertainties and other factors that may cause the Company’s actual results to be materially different from those expressed or implied by any forward-looking statement. Many of these factors are beyond the Company’s ability to control or predict. The Company’s actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors. Such factors include, but are not limited to, substantial historical net losses, which may continue in the future, failure to meet minimum capital and surplus requirements; vulnerability to climate change and significant catastrophic property loss; the ongoing impact of the recent coronavirus pandemic; a change in accounting standards issued by the Financial Accounting Standards Board; ability to adjust claims accurately; insufficiency of loss and loss adjustment expense reserves to cover future losses; changes in federal or state tax laws; ability to realize deferred tax assets; ability to accurately underwrite risks and charge adequate premium; ability to obtain reinsurance or collect from reinsurers and or losses in excess of reinsurance limits; extensive regulation and legislative changes; reliance on subsidiaries to satisfy obligations; downgrade in financial strength rating by A.M. Best; changes in interest rates; investments subject to credit, prepayment and other risks; geographic concentration; reliance on independent insurance agents and brokers; insufficient reserve for doubtful accounts; litigation; enforceability of exclusions and limitations in policies; reliance on information technology systems; ability to prevent or detect acts of fraud with disclosure controls and procedures; change in general economic conditions; dependence on key personnel; ability to attract, develop and retain employees and maintain appropriate staffing levels; insolvency, financial difficulties, or default in performance of obligations by parties with significant contracts or relationships; ability to effectively compete; maximization of long-term value and no focus on short-term earnings expectations; control by a small number of shareholders; failure to maintain effective system of internal controls; and difficulty in effecting a change of control or sale of any subsidiaries.

Please see Part I - Item 1A – “Risk Factors” in the Company’s 2019 Annual Report on Form 10-K as filed with the U.S. Securities and Exchange Commission (“SEC”), as well as other documents the Company files or furnishes with the SEC from time-to-time, for other important risks and uncertainties that could cause the Company’s actual results to differ materially from its current expectations and from the forward-looking statements discussed herein. Because of these and other risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. In addition, these statements speak only as of the date of this press release and, except as may be required by law, the Company undertakes no obligation to revise or update publicly any forward-looking statements, whether as a result of changed circumstances, new information, future events or otherwise, for any reason.

Financial Tables Follow –

UNICO AMERICAN CORPORATION
AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
($ in thousands)

	March 31	December 31
	2021	2020
	(Unaudited)
ASSETS
Investments
Available-for-sale:
Fixed maturities, at fair value (amortized cost: $86,520 at March 31, 2021, and $80,071 at December 31, 2020)	$88,550	$83,409
Held-to-maturity:
Fixed maturities, at amortized cost (fair value: $798 at March 31, 2021, and $798 at December 31, 2020)	798	798
Equity securities, at fair value (cost: $2,834 at March 31, 2021, and $2,548 at December 31, 2020)	3,184	2,747
Short-term investments, at fair value	2,950	200
Total Investments	95,482	87,154
Cash and cash equivalents	7,773	3,958
Accrued investment income	498	402
Receivables, net	3,587	3,321
Reinsurance recoverable:
Paid losses and loss adjustment expenses	78	621
Unpaid losses and loss adjustment expenses	22,133	22,254
Deferred policy acquisition costs	3,568	3,503
Real estate held for sale, net	-
Property and equipment, net	2,228	10,374
Deferred income taxes	-	-
Other assets	256	314
Total Assets	$135,603	$131,901

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES
Unpaid losses and loss adjustment expenses	$74,402	$74,894
Unearned premiums	19,283	18,188
Advance premium and premium deposits	143	209
Accrued expenses and other liabilities	5,507	3,577
Total Liabilities	99,335	96,868

Commitments and contingencies

STOCKHOLDERS’ EQUITY
Common stock, no par value – authorized 10,000,000 shares; 5,304,885 shares issued and outstanding at March 31, 2021, and December 31, 2020	3,772	3,772
Accumulated other comprehensive income	1,604	2,637
Retained earnings	30,892	28,624
Total Stockholders’ Equity	36,268	35,033

Total Liabilities and Stockholders' Equity	$135,603	$131,901

UNICO AMERICAN CORPORATION
 AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)
($ in thousands, except per share)

	Three Months Ended
	March 31
	2021	2020
REVENUES
Insurance company operation:
Net earned premium	$6,604	$6,911
Net investment income	515	520
Net realized investment gains	55	1
Net realized gains on real estate sale	3,694	-
Net unrealized investment gains (losses) on equity securities	152	(45)
Other income (loss)	(27)	82
Total Insurance Company Operation	10,993	7,469

Other insurance operations:
Gross commissions and fees	433	469
Finance charges and fees earned	45	67
Other income	1	-
Total Revenues	11,472	8,005

EXPENSES
Losses and loss adjustment expenses	5,585	5,877
Policy acquisition costs	1,022	1,144
Salaries and employee benefits	1,128	1,123
Commissions to agents/brokers	21	26
Other operating expenses	1,174	981
Total Expenses	8,930	9,151

Income (Loss) before taxes	2,542	(1,146)
Income tax benefit (expense)	(274)	102
Net Income (Loss)	$2,268	$(1,044)

PER SHARE DATA:
Basic
Income (Loss) per share	$0.43	$(0.20)
Weighted average shares	5,304,885	5,306,720
Diluted
Income (Loss) per share	$0.43	$(0.20)
Weighted average shares	5,304,885	5,306,720

UNICO AMERICAN CORPORATION
 AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)
($ in thousands)

	Three Months Ended
	March 31
	2021	2020
Cash flows from operating activities:
Net Income (Loss)	$2,268	$(1,044)
Adjustments to reconcile net loss to net cash from operations:
Depreciation and amortization	105	189
Bond amortization, net	(332)	(7)
Bad debt expense	6	-
Net realized investment gains	(98)	(1)
Net realized gains on real estate sale	(3,694)	-
Net unrealized investment losses (gains) on equity securities	(152)	45
Changes in assets and liabilities:
Net receivables and accrued investment income	(367)	(74)
Reinsurance recoverable	663	(353)
Deferred policy acquisitions costs	(64)	(68)
Other assets	58	(39)
Unpaid losses and loss adjustment expenses	(491)	1,073
Unearned premium	1,095	297
Advance premium and premium deposits	(65)	126
Accrued expenses and other liabilities	1,929	(48)
Income taxes current/deferred	274	(103)
Net Cash Provided (Used) by Operating Activities	1,135	(7)

Cash flows from investing activities:
Purchase of fixed maturity investments	(11,009)	(1,736)
Purchase of equity securities	(286)	(503)
Proceeds from maturity of fixed maturity investments	3,492	1,328
Proceeds from sale or call of fixed maturity investments	1,498	604
Purchase of short-term investments	(2,750)	(1)
Proceeds from sale of real estate held for sale	12,029	-
Purchase of property and equipment	(294)	(185)
Net Cash Provided (Used) by Investing Activities	2,680	(493)

Cash flows from financing activities:
Repurchase of common stock	-	(6)
Net Cash Used by Financing Activities	-	(6)

Net increase (decrease) in cash and cash equivalents	3,815	(506)
Cash and cash equivalents at beginning of period	3,958	5,782
Cash and Cash Equivalents at End of Period	$7,773	$5,276

Supplemental Cash Flow Information
Cash paid during the period for:
Interest	$-	$-
Income taxes	$-	$9